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                                                                    Exhibit 10.1

                              CONSULTING AGREEMENT

      THIS CONSULTING AGREEMENT, dated as of April 7, 2005 (the "Agreement"), by and between Eyetech Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and Marty Glick ("Consultant").

                                 R E C I T A L S

      WHEREAS, the Company desires to retain the consulting services of the Consultant, and the Consultant desires to provide consulting services to the Company;

      NOW, THEREFORE, in consideration of the premises and the agreements and provisions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Consultant and the Company agree as follows:

      SECTION 1. Engagement of Consultant; Independent Contractor and Not Employee. (a) The Company hereby engages the Consultant to provide the Services (as defined below) for the benefit of the Company and the Consultant hereby agrees to provide such Services. Consultant acknowledges and agrees that at all times during the term of this Agreement set forth in Section 4 herein (the "Term"), Consultant will be an independent contractor and not an employee of the Company for any purposes whatsoever and under any applicable law. As an independent contractor, Consultant acknowledges and agrees that Consultant will be solely responsible for the payment of all federal, state and other taxes applicable to Consultant's role as an independent contractor performing consulting services.

      (b) Consultant hereby represents and warrants to the Company that no third party has exclusive rights to Consultant's Services in the areas described in
Section 2 below and that Consultant's performance of all the terms of this Agreement does not and will not (i) breach or conflict with any prior agreement or contract to which Consultant is bound or (ii) compromise any right or trust relationship or create a conflict of interest between Consultant and a third party. Consultant shall promptly disclose to the Company any circumstance or relationship with any third party that constitutes a conflict of interest or breach of this Agreement.

      SECTION 2. Nature of Services. During the Term and subject to the direction of the Chief Executive Officer (the "Supervisor") (or such other senior personnel to whom the Supervisor may delegate day-to-day responsibility for the Consultant), the Consultant shall perform, on behalf of the Company, the services listed on Schedule A hereto (the "Services").

      SECTION 3. Hours; Attention to Services. The Consultant and the Company anticipate that the Consultant will provide an estimated 2 days of Service per month, such hours of service and actual time rendered to be mutually agreed upon by the Consultant and the Company upon reasonable request by the Company to discharge the Services.

      SECTION 4. Term and Termination. The Consultant's retention under this Agreement shall be from April 7, 2005 through October 6, 2006 unless the parties agree in writing to extend the Agreement. The Company may not terminate this Agreement prior to its expiration on October


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5, 2006 without the prior written consent of the Consultant. Sections 7, 8 and
14 of this Agreement shall survive the termination or expiration of this Agreement.

      SECTION 5. Compensation. In consideration for the Consultant's performance of the Services, the Consultant shall be paid a monthly consulting fee of $5,000 by the tenth business day of each month during the term commencing in April 2005.

      SECTION 6. Expense Reimbursement. Consultant shall be entitled to reimbursement for reasonable and necessary expenses incurred by Consultant in connection with Consultant's performance of the Services submitted via Invoice; provided that such expenses are (i) approved in advance, (ii) are incurred for or on behalf of the Company in the performance of the Consultant's duties under this Agreement; and (iii) are documented in compliance with the Company's expense reimbursement procedures so as to verify the amount, nature and date of such expenses. All expenses incurred must be in accordance with the Company's expense policy which is attached hereto as Schedule B, provided, however, that the Consultant shall be permitted to travel via first class on trans-continental flights.

      SECTION 7. Confidentiality. The Consultant agrees at all times during the term of this Agreement and thereafter, to hold in strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, firm or corporation (except as required by law or administrative process) without the written authorization of the Chief Executive Officer or chief legal officer, any Confidential Information of the Company, its subsidiaries, affiliates, successors and assigns (collectively, the "Company Group"). The Consultant understands that the Consultant is not an authorized spokesperson for the Company. The Consultant understands that Confidential Information includes, without limitation, any Company Group proprietary information, technical data, trade secret or know-how, including, but not limited to, research, product plans, products, services, patient, client or customer lists and customers (including, but not limited to, patients, clients, providers or customers of the Company Group on whom the Consultant has called or with whom the Consultant becomes acquainted during the Term), markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, marketing, financial or other business information, third party information from parties to whom the Company has a confidentiality obligation, in each case as such Confidential Information is disclosed to the Consultant by the Company Group, either directly or indirectly, in writing, orally or by drawings or observation. This Section 7 shall survive the termination of this Consulting Agreement and continue for a period of five (5) years thereafter.

      SECTION 8. Intellectual Property. Consultant agrees that Company shall have exclusive rights to any and all inventions, original works of authorship, developments, concepts, improvements, designs, discoveries, ideas, trademarks or trade secrets, whether or not patentable or registrable under patent, copyright or similar laws, which are conceived or developed or reduced to practice by Consultant or its employees, fellows or affiliates during the course of providing Services under this Agreement and hereby assign to Company, or its designee, all of its right, title and interest in and to any invention.

      SECTION 9. Injunctive Relief. It is understood and agreed that money damages would not be a sufficient remedy for any breach of this Agreement by the Consultant and that the Company shall be entitled to equitable relief, including but not limited to injunction and specific


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performance as a remedy for any such breach. Such remedies shall not be deemed to be exclusive remedies for a breach by the Consultant under this agreement but shall be in addition to all other remedies available by law or equity to the Company.

      SECTION 10. Defense and Indemnification by Consultant. Consultant agrees, at its sole expense, to defend the Company against, and to indemnify and hold the Company harmless from, any liability, claim, judgment, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including without limitation reasonable attorneys' fees and other costs and expenses of defense) relating to a claim or suit by a third party against the Company, arising from the Consultants breach of obligations under this Agreement.

      SECTION 11. Defense and Indemnification by Company. The Company agrees to indemnify and hold Consultant harmless from and against any and all losses, claims, damages, legal fees, expenses, or other liabilities which the Consultant may incur based upon information, representations, reports, data, or releases furnished or approved by the Company or its representatives for use or release by the Consultant, whether or not the Consultant prepares or participates in the preparation of the material, except in the case of negligence or willful misconduct by the Consultant.

      SECTION 12. Options. The Consultant's stock options in the Company granted to the Consultant in his capacity as a Director of the Company shall continue to vest during the term of this Agreement under the terms provided for in such option agreements. Upon cessation of services provided to the Company under this Agreement at the end of the term of this Agreement such options shall, without further notice, cease vesting and then continue to be exercisable under the provisions of such option agreements for a period of three (3) months after the term of this Agreement, unless otherwise provided for in the event of the death or disability of the Consultant under the provisions of the option agreements.

      SECTION 13. Securities Law Matters. Consultant acknowledges that (1) he will remain subject to applicable short-swing profit recovery and applicable filing requirements of Section 16 through October 6, 2005, six months after resignation from the Company's Board of Directors and will continue to coordinate with the Company's Legal Department prior to all transactions in the Company's securities, (2) Consultant will continue to be considered an "affiliate" of the Company under Rule 144 under the Securities Act of 1933, as amended until ninety days after the date of his resignation as a Director, and
(3) Consultant will continue to be subject to the Company's Insider Trading Policy during the term of this Agreement and thereafter shall continue to be responsible for not violating insider trading laws. The Consultant is aware that the Company has instituted a Blackout Period under the Insider Trading Policy that is currently scheduled to end on April 25, 2005 and that the Consultant is subject to such Blackout Period. By virtue of the fact that the Consultant will no longer be an Director of the Company and is not a Restricted Person under the Insider Trading Policy, the Consultant will no longer be subject to Blackout Periods under the Insider Trading Policy after the current Blackout Period, unless the Consultant is later deemed a Restricted Person in the future under the terms of the Insider Trading Policy.

      SECTION 14. Miscellaneous. (a) All notices and other communications made in connection with this Agreement shall be in writing and shall be deemed to have been duly given if (i) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid,


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(ii) transmitted by hand delivery, (iii) sent by next-day or overnight mail or delivery, or (iv) sent by fax, telecopy or telegram, addressed as follows:

            if to the Company:

            Eyetech Pharmaceuticals, Inc.
            3 Times Square, 12th Floor
            New York, NY 10036
            Fax:  212-824-3237
            Attn:  Legal Department

            if to Consultant:

            Marty Glick
            901 Gateway Blvd.
            South San Francisco, CA  94080
            Phone:  (650) 808-6043
            Fax:  (650) 808-6044
            E-mail:  mglick@theravance.com

      or, in each case, at such other address as may be specified in writing to the other parties hereto.

      (b) No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, and is signed by Consultant and the Company. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof has been made by any party hereto which is not set forth expressly in this Agreement. This Agreement supersedes all prior agreements between the parties hereto with respect to the subject matter hereof.

      (c) This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of New York without giving effect to the conflict of laws rules thereof.

      (d) (i) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT, OR IN RESPECT OF ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY


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NOT BE ENFORCED IN OR BY SUCH COURTS. EACH PARTY TO THIS AGREEMENT HEREBY
CONSENTS TO AND GRANTS ANY SUCH COURT JURISDICTION OVER SUCH PARTY AND OVER THE SUBJECT MATTER OF ANY SUCH DISPUTE AND AGREES THAT THE MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN THE NOTICES SECTION OF THIS AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

      (ii) EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OR ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND REPRESENTATIONS IN THIS SECTION.

      (e) This Agreement shall bind and inure to the benefit of and be enforceable by the Company and Consultant and their respective successors and assigns; provided, however, neither the Company nor Consultant may assign this Agreement without the prior written consent of the other party.

      (f) This Agreement may be amended from time to time only by written agreement of the Company and the Consultant. No terms or provisions of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced. No failure on the part of the Company to exercise and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in this agreement are cumulative and not exclusive of any remedies provided by law.

      (g) Neither the Company nor Consultant is the agent or representative of the other, and nothing in this Agreement shall be construed to make either the Company or Consultant liable to any third party for services performed by such third party or for debts or claims accruing to such third party against either the Company or Consultant. Nothing contained in this Agreement or the acts of the parties hereto shall be construed to create a partnership, agency or joint venture.

      (h) No recourse under this Agreement shall be had against, and no personal liability shall attach to, any officer, director, affiliate or shareholder of the Company, as such, by the enforcement


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of any assessment of by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of this Agreement, it being expressly agreed and understood that this Agreement is solely a corporate obligation of the Company, and that any and all personal liability, either at common law or in equity or by statute or constitution, of every such officer, director, employee, affiliate or shareholder of the Company for breaches by any party to this Agreement of any obligations under this Agreement is hereby expressly waived by Consultant as a condition of and in consideration for the execution and delivery of this Agreement by the Company.

      (i) The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect.

      (j) This Agreement may be executed in counterparts, each of which shall be deemed to be an original but both of which shall together constitute one and the same instrument. Facsimile signatures will be deemed to be original signatures for the purpose of execution of this Agreement.

      (k) The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                            [SIGNATURES ON NEXT PAGE]


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            IN WITNESS WHEREOF, the parties have executed this agreement as of the year and date first above written.

                                     EYETECH PHARMACEUTICALS, INC.




                                     By:  /s/David Guyer
                                          --------------
                                     Name:  David Guyer
                                     Title:    CEO


                                     CONSULTANT

                                     By:  /s/ Marty Glick
                                          ---------------
                                     Name:  Marty Glick


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                                   SCHEDULE A

                            Services to be Performed

Consultant shall perform the following services for Company under the terms of this Agreement:

      1. Assist in the development of a strategy for additional product acquisitions;

      2.    Support the Company in the execution of its DME strategy;

      3.    Provide input and guidance on the Company's drug delivery program;
            and

      4. Such other services, as may be mutually agreed upon by the Company and the Consultant.


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                                   SCHEDULE B

                  Eyetech Pharmaceuticals, Inc. Expense Policy


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